                                                                   Exhibit 10(b)



 .  Lease on building and land located at 18 Plantation Park Drive, Bluffton
   South Carolina 29910.

 .  No other real property.

THIS LEASE dated this 24/th/ day of July 1998, by and between D1D2, LLC ("Landlord") and U.S. Auctions, Inc. ("Tenant") hereinafter designated in
Section 1.4 hereof.

                                   ARTICLE 1
                                   ---------
                               BASIC LEASE TERMS
                               -----------------

1.1     Landlord:                                                 D1D2, LLC

1.2     Landlord's Address:                                       140 C Beach City Road
                                                                  Hilton Head Island, South Carolina 29926
                                                                  Attn: Mr. David Paxton

1.3     Landlord's Telephone Number:                              (843) 689-3400

1.4     Tenant:                                                   U.S. Auctions, Inc.
                                                                  P.O. Box 242
                                                                  Natrona Heights, PA 15065

1.6     Tenant's Telephone Number:                                (412) 577-2963

1.7     Tenant's Premises Name:                                   U.S. Auctions, Inc.

1.8     Permitted Use:                                            Retail/auctions

1.9     General Location or Retail Center:                        Highway 278 at Plantation Business Park
                                                                  Bluffton, South Carolina

1.10    Size of Premises:                                         19,840 Square Feet

1.11    Location of Premises:                                     Entire One (1) story building

1.12    Lease Term:                                               Ten (10) years, to commence and terminate
                                                                  as set forth in Article 3.

1.13    Minimum Guaranteed Rental Rate Paid in Advance at the Beginning of Each
        Year:


                    Year 1:  $281,926.00 Annual Rent
                    Year 2:  $286,886.00 Annual Rent
                    Year 3:  $291,846.00 Annual Rent
                    Year 4:  $296,806.00 Annual Rent
                    Year 5   $301,766.00 Annual Rent
                    Year 6:  $306,726.00 Annual Rent
                    Year 7:  $311,686.00 Annual Rent
                    Year 8:  $316,646.00 Annual Rent
                    Year 9:  $321,606.00 Annual Rent
                    Year 10: $326,566.00 Annual Rent

1.14    Tennant pays the following as additional rent on a monthly basis:

        (a)  Pro rata share of real estate taxes as set forth in Article 6.
        (b) Pro rata share of Common Area Maintenance Costs (including insurance) as set forth in Article 9
        (c)  Any applicable sales tax on the above

1.15 Tenant's percentage of pro-rata share of real estate taxes, building insurance and common area maintenance costs: One hundred (100%) percent (of a total of 19,840 square feet) of the retail building and sixty-five (65%) percent (19,840 square feet out of a total of 30,718 square feet) of the entire complex. Breakdown of percentages shall be defined in
        Article 9.

1.16    Contents of Lease:
        Pages 1 through 19
        Articles 1-32

        EXHIBITS:

              A. Office Building Layout and Floor Plan
              B. General Rules and Regulations

        This Article 1 is intended as a summary of certain of the terms of this Lease, which terms are more fully set forth in subsequent Articles hereof.

                                   ARTICLE 2
                                   ---------
                                   PREMISES
                                   --------

2.1 Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, a portion of a building located as generally described in
        Section 1.9 and as shown on Exhibit A hereto (hereinafter referred to as the "Retail Center"). Exhibit B sets forth the general layout of the Retail Center. Exhibit B attached represents Tenant's required build-out to be performed by Landlord. The minimum guaranteed rental rate reflected in 1.13 includes a One Hundred Eighty Thousand and no/100 ($180,000.00) Dollars construction allowance required by the Landlord to build-out Tenant's space as identified in Exhibit B.

2.2 Landlord provides that the HVAC shall provide a temperature not to exceed seventy-five (75) degrees in the summer months in the auction area. This temperature shall be based at six (6) feet above floor elevation. Should the existing system not be sufficient to maintain that temperature level, the Landlord agrees to add additional air conditioning to achieve the 75 degree temperature at Landlord's expense. Should the Tenant require a temperature lower than 75 degrees, any expense shall be Tenant's responsibility.

2.3 The Demised Premises (hereinafter referred to as the "Premises") is delineated on the floor plan attached hereto as Exhibit A and is the size specified in Section 1.10 hereof.

2.4 Leasable Area shall be measured on the sides from center of partition to center of partition, but including the full width of any end wall; and on the front and rear, said measurement shall include the full width of the walls. In computing the leasable area of the office center no deductions shall be made for columns, partitions, stairs or other structures or equipment.

                                   ARTICLE 3
                                   ---------
                                  LEASE TERMS
                                  -----------

3.1 The term of this lease shall commence upon issuance of a certificate of occupancy by the County of Beaufort for the improvements of the Tenant's Premises, which shall occur on or before October 1, 1998.

3.2 This Lease shall terminate on the last day of the month in which the tenth (10/th/) anniversary of the commencement date shall fall upon the completion of Tenant's space or upon termination of any option period.


                                   ARTICLE 4
                                   ---------
                                     RENT
                                     ----

4.1 During the term of this Lease, Tenant shall pay to Landlord Minimum Guaranteed Rental as specified in Section 1.13. This rental shall be payable in advance on or before the first (1/st/) day of each calendar year during the term. If said rent is not received on or before the eight (8/th/) day in the calendar year, Tenant must pay a late charge of One Thousand and no/100 ($1000.00) Dollars. For each additional day the rent is late, Tenant shall pay an additional charge of Two Hundred Fifty and no/100 ($250.00) Dollars. Tenant shall deposit with Prudential Commercial Services, to be held in escrow, Twenty-five Thousand and no/100 ($25,000.00) Dollars upon execution of the lease by all parties. This deposit shall be non-refundable to Tenant and be applied towards the first year's annual rental payment due upon receipt of the Certificate of Occupancy fifteen (15) days after the execution of the Lease by all parties an additional Twenty-five Thousand and no/100 ($25,000.00) Dollars shall be deposited in escrow with Prudential Commercial Services, which shall also be non-refundable to the Tenant and applied towards the first year's annual rental payment. The balance of the first year's annual rent will be paid by Tenant upon receipt of the Certificate of Occupancy by the County of Beaufort for the improvements of Tenant's Premises, which shall occur on or before October 15, 1998.

                                   ARTICLE 5
                                   ---------
                                     TAXES
                                     -----

5.1 As part of the Tenant's Minimum Guaranteed Rental, Tenant agrees to pay Landlord, Tenant's pro rata share of all real estate taxes or other forms of taxes, which may be levied or assessed against the land, buildings and all other improvements in the complex. Tenant shall pay its pro rata share of taxes only during the months leased and such payment shall be part of the Tenant's monthly common area maintenance charge.

5.2 Tenant agrees to pay, prior to delinquency, any and all taxes and assessments levied or assessed during the term hereof upon or against:

        (a) all furniture, fixtures, equipment and any other personal property located within the Premises;
        (b) all alterations or improvements of whatsoever kind, made by the Tenant to the Premises; and
        (c) the rentals or any other payments payable hereunder by Tenant to Landlord

             (other than Landlord's federal and state income taxes thereon), whether the obligation for the payment of such taxes shall be upon Landlord or Tenant.

5.3 Should any governmental authority require that a tax, other than the taxes above mentioned, be paid by Tenant, but collected by Landlord, for and on behalf of said governmental authority, and forwarded by Landlord to said governmental authority, the same shall be paid be Tenant to Landlord, and be collectible by Landlord, and payment thereof enforced in the same fashion as provided for the enforcement of payment of rent hereunder, only for purpose of this Lease Agreement and payable as billed.

5.4 Landlord shall have the unrestricted right, but not the obligation to contest the validity or amount of any property tax by appropriate proceedings, and if Landlord shall institute any such contest, proceeding, or action upon whatever terms Landlord may determine. In the event Landlord receives any refund of such taxes (and provided Tenant is not then in default of any of the terms of this lease), Landlord shall credit such proportion of such refund as shall be allocable to payments of taxes actually made by Tenant (less costs, expenses and attorney's fees) against the next succeeding payments of rent.

                                   ARTICLE 6
                                   ---------
                                   INSURANCE
                                   ---------

6.1 Tenant agrees to secure and keep in force from the date Landlord shall deliver possession of the Premises to Tenant and throughout the term of this Lease, at Tenant's own expense:

        (i) Comprehensive General Liability Insurance on an occurrence basis with minimum limits of liability in an amount of Five Hundred Thousand ($500,000.00) Dollars for bodily injury, personal injury or death to any one person, and One Million ($1,000,000.00) Dollars for bodily energy, personal injury or death to more than one person and One Hundred Thousand ($100,000.00) Dollars with respect to damage to property, including water damage and sprinkler leakage legal liability, if any;

        (ii) Fire Insurance, with extended coverage and vandalism and malicious mischief endorsements, in an amount adequate to cover the full replacement value of all fixtures and contents in the Premises in the event of fire or other casualty; and

        (iii)  Plate Glass Insurance covering all plate glass in the Premises.

6.2 All Comprehensive General Liability Insurance to be procured by Tenant in pursuance of the section shall be insured in the names of and for the benefit of Tenant and Landlord, and its designee(s), by one or more responsible insurance companies satisfactory to Landlord and licensed to do business in the state where the Retail Center is located; and at Tenant's option, such insurance may be carried under a blanket policy covering the Premises and any other of Tenant's Premises.

        All policies of insurance mentioned in this section shall contain the following endorsements: (a) that such insurance may not be cancelled or amended with respect to Landlord except upon fifteen (15) days prior written notice from insurance company to Landlord sent by certified or registered mail; (b) that Tenant shall be solely responsible for the payment of all premiums under such policy and that Landlord shall have no obligation for the payment thereof.

6.3 As part of Tenant's Minimum Guaranteed Rental, Tenant agrees to pay to Landlord Tenant's pro rata share of all insurance premiums, including but not limited to fire insurance and extended coverage, and liability insurance, that may be carried by Landlord covering the Retail Center. Such payment shall be part of Tenant's monthly common area maintenance charge.

6.4 Tenant shall not suffer anything to be or remain upon or about the Premises, nor carry on nor permit in the Premises any trade or occupation, or suffer to be done anything which may render an increased or extra premium payable for the insurance of the Premises or the Retail Center against fire, or other perils included under standard extended coverage insurance, unless Landlord shall consent in writing, and if such consent is given, Tenant shall pay such increased or extra premium ten (10) days after Tenant shall have been advised of the amount thereof.


                                   ARTICLE 7
                                   ---------
                                    REPAIRS
                                    -------

7.1 Landlord will make necessary repairs to roof, roof structure, gutters, downspouts, exterior walls (not including glass) and foundation walls of the Retail Center during the original or any extended term of this Lease after receiving notice from Tenant of the need for said repairs and where said repairs are not in any way occasioned through the misuse or neglect of Tenant or otherwise out of the occupancy of the Premises. Where such repairs are occasioned through the misuse or neglect of the Tenant or otherwise arise out of the occupancy of the Premises by Tenant, its employees and invitees, same shall be made promptly by Tenant, at its expense.

7.2 All repairs within the Premises, including storefronts, plate glass, and entry doors, shall be the responsibility of Tenant. Tenant shall keep the interior of the Premises together with all electrical, heating, air conditioning, and other mechanical installations and equipment used by or in connection with the Premises, in good order and replacement and repair. Tenant will not overload the electrical wiring and will not install any additional electrical wiring or plumbing unless it has first obtained Landlord's written consent thereto, and, if such consent is given, Tenant will install them at its own cost and expense. In furtherance of the above, Tenant covenants and agrees to obtain a maintenance, repair and service contract on the HVAC system, unless such maintenance service and repair are covered by a comprehensive maintenance, repair and replacement contract through Landlord, Tenant agrees, within two (2) weeks of Landlord's request of evidence of such contract covering units in Tenant's Premises, the either; enter into an equivalent contract; or to enter into Landlord's comprehensive contract. In the event that Tenant fails to do this, Landlord is hereby authorized to provide such services on Tenant's units on a quarterly basis, and Tenant agrees to promptly pay Landlord's standard contract charges for such work. Notwithstanding the above, all repairs and replacements within the Premises shall be the responsibility of the Landlord during the initial twelve (12) months of the lease term.

7.3     If Tenant does not proceed to make repairs imposed upon it within seven
        (7) days after receiving written notice from Landlord, or after receiving notice by telephone in the event of emergencies, then Landlord may, at its option enter the Premises and do the things specified in said notice, without liability on the part of Landlord; and Tenant agrees to pay promptly upon demand any reasonable cost or expense incurred by

        Landlord in doing such work. Landlord agrees, after written notice from Tenant, to make such repairs of which it is required and perform its obligations hereunder as promptly as reasonably possible under the circumstances.

                                   ARTICLE 8
                                   ---------
                                  COMMON AREAS
                                  ------------

8.1 All common areas and other common facilities (hereinafter collectively called "Common Areas") made available by Landlord in or about the Retail Center shall be subject to the exclusive control and management of Landlord, expressly reserving unto Landlord, without limitation, the right to erect and install within the parking areas, and other common areas, planters, pools, sculpture, or otherwise. "Common Areas" shall mean all areas, space, facilities, equipment, sidewalks, parking areas, driveways, landscaped areas, loading docks, if any, signs and special services form time to time made available by Landlord for the common and joint use and benefit Landlord, the Premises in and/or adjoining the Retail Center, Tenant, and other Tenant's of the Retail Center, Tenant and their respective employees, customers and other invitees. Landlord hereby expressly reserves the right, from time to time: to change the area, and arrangement of the parking areas and other facilities and other facilities forming a part of said Common Areas; to close temporarily all or any portion of the Common Areas for the purpose of making repairs or changes thereto and to discourage non-customer parking and to establish, modify and enforce reasonable rules and regulations with respect to the Common Areas and the use to be made, hereof. Landlord shall operate, manage, equip, light and maintain the common areas in such manner as Landlord, in its sole discretion may from time to time determine, and Landlord shall have the sole right to employ and discharge all personnel with respect thereto. Tenant is hereby given a license (in common with all others to whom Landlord has or may hereafter grant rights) to use, during the term of this Lease, the Common Areas of the Retail Center; provided, however that if the size, location or arrangement of such Common Areas, or the type of facilities at any time forming a part thereof, be changed or diminished, Landlord shall not be subject to any liability therefore, nor shall Tenant be entitled to any compensation or diminution of such areas to be deemed a constructive or actual eviction.

8.2 Landlord shall not be responsible for any merchandise; cash or any other valuables left in Common Areas at any time (before, during or after hours of operation).


                                   ARTICLE 9
                                   ---------
                         COMMON AREA MAINTENANCE COSTS
                         -----------------------------

9.1 Landlord shall maintain the Common Areas in good order, clean condition and repair. As part of Tenant's Minimum Guaranteed Rental, Tenant agrees to pay Landlord, Tenant's pro rata share of costs of the building and complex of the Common Area Maintenance Costs. "Common Area Maintenance Costs" shall mean the total costs and expenses incurred in operating, maintaining and repairing the Common Areas. Tenant shall be responsible for one hundred (100%) percent of the Common Area Maintenance Costs for the Retail Building and sixty-five (65%) percent of the Common Area Maintenance Costs for the complex with the exception of the elevator maintenance contract for which the office tenants shall be one hundred (100%) percent responsible.

        The Common Area Maintenance Costs for the office building shall include:

        1.   Dumpster

        2.   Sprinkler alarm monitoring, if necessary
        3.   Interior pest control
        4.   Repairs and/or replacements in the office building

        The Common Area Maintenance Costs for the complex shall include:

        1.   Real Estate Taxes
        2.   Building insurance
        3.   Management
        4.   Landscaping
        5.   Water and sewer
        6.   Exterior utility charges
        7.   Any other charges not noted above
        8.   Repairs or replacements on the exterior of the complex

                                  ARTICLE 10
                                  ----------
                                   UTILITIES
                                   ---------

11.1 Tenant shall pay directly to local utility companies the total cost of electricity, fuel and other special fees, including required deposits for utilities or services used in or for the Premises. Water and sewer charges will be included in the common area maintenance with the exception of extraordinarily high users, who will be individually metered. Landlord shall not be liable for any interruption in the supply of any utility services to the Premises, nor shall any such interruption in the supply of any utility services to the Premises, nor shall any such interruption constitute any ground for an abatement of any other rents reserved hereunder, unless caused by Landlord. Tenant shall not at any time overburden or exceed the capacity of the mains, feeders, ducts, conduits or other facilities by which utilities are supplied to the Premises.


                                  ARTICLE 12
                                  ----------
                                  DESTRUCTION
                                  -----------

12.1 If the Premises shall be partially damaged by any casualty insurable under the Landlord's insurance policy, Landlord shall, upon receipt of the insurance proceeds, repair the same, and the minimum rent shall be abated proportionately as to that portion of the Premises rendered untenable. If the Premises (a) by reason of such occurrence is rendered wholly untenable, or (b) should be damaged as a result of a risk which is not covered by Landlord's insurance, or (c) should be damaged in whole or in part during the last two (2) years of the term, Tenants shall vacate and surrender the Premises to Landlord, upon Landlord's request. Tenant's liability for rent upon the termination of this Lease shall cease as of the day following the event of damage. In the event Landlord elects to repair the damage insurable under Landlord's policies, any abatement of rent shall end five (5) days after notice by Landlord to Tenant that the Premises has been repaired. Nothing in this section shall be construed to abate percentage rent; but in the event Tenant's minimum rent shall have been abated pursuant to this Section 16.1, that amount of Gross Sales after which percentage rent shall be paid, as set forth in Section 1.14 hereof, shall be reduced by a percentage equal to the percentage of the Lease Year during which minimum rent was abated. If the damage is caused by the negligence of the Tenant, it's employees, agents or concessionaires; there shall be no abatement of rent. Unless this lease is terminated by Landlord, Tenant shall repair and refixture the interior of the Premises in a manner and to at least a condition equal to that existing prior to its destruction or casualty and the proceeds of all insurance carried by

        Tenant on its property and improvements shall be held in trust by Tenant for the purpose of said repair or replacement.

                                   ARTICLE 13
                                   ----------
                                  CONDEMNATION
                                  ------------

13.1 If the whole of the Premises shall be acquired or taken by eminent domain, then this Lease shall terminate as of the date Tenant is no longer permitted to use the Premises.

13.2 If any part of the Premises shall be taken rendering the remaining portion unsuitable for the business of the Tenant, then this Lease shall terminate as aforesaid. If such partial taking is not extensive enough to render the Premises unsuitable for the business of the Tenant, then this Lease shall continue in effect except that the minimum rent shall be reduced in the same proportion that the floor area of the Premises taken bears to the original floor area thereof.

13.3 If this Lease is terminated as provided in this Article, rent shall be paid up to the day that Tenant is no longer permitted to use the Premises and Landlord shall make an equitable refund of any rent paid by Tenant in advance.

13.4 Tenant shall not be entitled to and expressly waives all claims to any condemnation award for any taking, whether whole or partial, and whether for diminution in value of the leasehold or to the fee; provided, however, Tenant shall have the right to the extent that the same shall not reduce Landlord's award, to claim from the condemnor, but not from Landlord, such compensation as may be recoverable by Tenant in it's own right for damage to Tenant's business and fixtures, if such claim can be made separate and apart from any award to Landlord, and without prejudice to Landlord's award.

                                   ARTICLE 14
                                   ----------
                                MECHANIC'S LIENS
                                ----------------

14.1 Should any mechanic's, materialmen's, or any other lien be filed against the Premises, the Office Center or any part thereof for any reason whatsoever by reason of Tenant's acts or omissions or because of a claim against Tenant, Tenant shall cause the same to be cancelled or discharged of record by bond or otherwise within ten (10) days after notice by Landlord.


                                   ARTICLE 15
                                   ----------
                                   LIABILITY
                                   ---------

15.1 Tenant shall indemnify Landlord and save it harmless from suits, actions, damages, liability and expense in connection with loss of life, bodily or personal injury or property damage arising from or out of the use or occupancy of the Premises or any part thereof, or occasioned wholly or in part by any act or omission of Tenant, its agents, contractors, employees, servants, invitees, licensees or concessionaires.

15.2 Tenant shall give prompt notice to Landlord in case of fire or accidents in the Premises or in the building of which the Premises is a part, or of defects therein or any fixtures or equipment.

                                   ARTICLE 16
                                   ----------
                                QUIET ENJOYMENT
                                ---------------

16.1 Tenant, upon paying the rent and performing all of the terms on its part to be performed, shall peaceably and quietly enjoy the Premises, subject, nevertheless to the terms of this lease and to any mortgage, ground lease or agreements to which this Lease is subordinated.

                                   ARTICLE 17
                                   ----------
                               ACCESS TO PREMISES
                               ------------------

17.1 Landlord shall have the right to place, maintain and repair all utility equipment of any kind, upon or under the Premises as may be necessary for the servicing of the Premises and other portions of the Office Center. Landlord shall also have the right to enter the Premises to inspect or exhibit the same to prospective purchasers and mortgagees. If, in an emergency only, the Tenant shall not be present to permit entry into the space, Landlord may enter the same by use of reasonable force without incurring liability therefore and without in any manner affecting the obligations of this Lease. The Provisions of this article shall in no wise be construed to impose upon Landlord any obligation whatsoever for the maintenance or repair of the building or any part thereof, except as otherwise herein provided.


                                   ARTICLE 18
                                   ----------
                                    DEFAULT
                                    -------

18.1 The following events shall at the option of the Landlord be deemed to be events of default by Tenant under this Lease:

        (a) Tenant shall fail to pay any rents, or other charges and such failure shall continue for ten (10) days upon receipt of notice from Landlord;

        (b) Tenant shall fail to comply with any provision of this Lease other that the payments of rent, and shall not cure such failure within thirty (30) days after written notice to Tenant;

       (c) Tenant shall be the subject of any action or proceeding relating to bankruptcy or insolvency as set forth in Article 21 hereof.


18.2 If Tenant should desert or abandon the Premises and/or cease operation as a going concern prior to expiration of the term of this Lease, then in any such event and in addition to all other rights and remedies it may have according to this Lease or provided by law, then Landlord, at its option may declare the term of this Lease ended, re-enter the Premises, and recover from Tenant the balance of any rent due and all future rents due under the current lease term and any reasonable expenses, including attorney's fees, incurred in connection with the recovery of the Premises and any rent due. Notwithstanding the above, Landlord shall use its reasonable efforts to lease the Premises if Tenant becomes in default.

                                   ARTICLE 19
                                   ----------
                            BANKRUPTCY OR INSOLVENCY
                            ------------------------

19.1 If at any time after the date of this Lease (whether prior to the commencement of or during the term of this Lease), any of the following shall occur:

        (a) The institution of any proceedings in bankruptcy, insolvency or reorganization against Tenant pursuant to any federal or state law now or hereafter enacted, or the appointment of any receiver or trustee for all or any portion of Tenant's business or property or against the leasehold estate created hereby, and any such proceedings, process or appointment be not discharged and dismissed within thirty (30) days from the date of such filing, appointment or issuance; or

        (b) The entry of decree or order for relief by a court having jurisdiction in the Premises in respect of Tenant in an involuntary case under the federal bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of Tenant or for any substantial part of its property, or ordering the winding up or liquidation of its affairs and the continuance of any such decree or order unstayed and in effect for a period of thirty (30) consecutive days; or


        (c) The commencement by Tenant of a voluntary case under the federal bankruptcy laws, as nor constituted or hereafter amended, or any other applicable federal or state bankruptcy, insolvency, or other similar law, or the consent by it to the appointment of or taking possession by a receiver, liquidator, assigned, trustee, custodian, sequestrator (or similar official) of Tenant or for any substantial part of its property, or the making by it of any assignments for the benefit of creditors, or the failure of Tenant generally to pay its debts as such debts become due, or the taking of action by Tenant in preparation for in furtherance of any of the foregoing; shall be deemed to constitute and shall be construed as a repudiation by Tenant's obligations hereunder and shall cause this Lease ipso facto to be canceled and terminated, without thereby
                   ----------
             releasing Tenant; and upon such termination, Landlord shall have the immediate right to re-enter the Premises and to remove all persons and properties therefrom and this Lease shall not be treated as an asset of the Tenant's estate and neither the Tenant nor anyone claiming by, through or under Tenant by virtue of any law or any order of any court, shall be entitled to the possession of the Premises or to remain in the possession thereof. Upon the termination of this Lease, as aforesaid, Landlord shall have the right to retain as partial damages, and not as a penalty any prepaid rents and any security deposited by Tenant hereunder and Landlord shall also be entitled to exercise such rights and remedies to recover from Tenant damages, unless any statute or rule of law governing the proceedings in which such damages are to be proved shall lawfully limit the amount of such claims capable of being so proved, in which case Landlord shall be entitled to recover, as for and liquidated damages, the maximum amount which may be allowed under any such statute or rule or law. As used in this Article, the term "Tenant" shall be deemed to include Tenant and its successors and assigns, and the guarantor of Tenant's obligations under this Lease, if any.

                                   ARTICLE 20
                                   ----------
                                ATTORNEY'S FEES
                                ---------------

20.1 In the event that either party hereto brings legal action against the other arising out of this Lease, both parties agree to arbitration as the source of resolving the issue.

                                   ARTICLE 21
                                   ----------
                     SUBORDINATION AND NOTICE TO MORTGAGEE
                     -------------------------------------

21.1 The Tenant's interest in this Lease is subordinate to any mortgage liens on the Office Center, and Tenant shall, upon Landlord's request, subordinate this Lease to any lien placed by Landlord upon the Office Center of which the Premises forms a part, with an insurance company, bank, or any other institutional lender, provided that such lender agrees that if Tenant is not then in default under this Lease, this Lease shall not terminate as a result of the foreclosure of such lien, and Tenant's rights under this Lease shall continue in full force and effect and Tenant's possession be undisturbed except in accordance with the provisions of this Lease. Tenant will, upon request of such lienholders, be a party to such an agreement, and will agree that if such lienholder succeeds to the interest of Landlord, Tenant will recognize said lienholder (or successor-in-interest of the lienholder) as its Landlord under the terms of this Lease. Tenant agrees that in the event that such institutional lender shall request that the Lease be modified as a condition precedent to its making a loan on the Office Center of which the Premises forms a part, Tenant shall consent to the making of such modifications as such institutional lender shall reasonably request. In the event that Tenant shall refuse to make any such changes requested by such institutional lender, Landlord shall have the option of canceling this Lease, in which event it shall become null and void and neither party hereto shall have any further obligation to the other. Landlord shall also have the right to subordinate this Lease to existing other leases in the Office Center.

21.2 Anything in this lease to the contrary not withstanding Tenant agrees that it will not terminate this Lease because of Landlord's default in the performance hereof until Tenant has first given written notice to Landlord and to the holder of any mortgage provided Tenant has been notified of such mortgagee's name and address) specifying the nature of any such default by Landlord and allowing Landlord and such mortgage holder, or either of them, thirty (30) days after the date of such notice to cure such default or a reasonable period of time in addition thereto if circumstances are such that said default cannot reasonably be cured within said thirty (30) day period.

                                   ARTICLE 22
                                   ----------
                           ASSIGNMENT AND SUBLETTING
                           -------------------------

22.1 Tenant shall not assign this Lease in whole or part or sublet all or any part of the Premises, nor permit other persons to occupy the Premises or any part thereof, nor grant any license or concession for all or any of the Premises, without the written consent of Landlord, which shall not be unreasonably withheld.

        Any consent by Landlord to an assignment or subletting of this Lease shall not constitute a waiver of the necessity of such consent for subsequent assignment or subletting and shall not relieve Tenant of liability hereunder. An assignment for the benefit of Tenant's creditors of otherwise by operation of law shall not be effective to transfer or assign Tenant's interest under this Lease unless Landlord shall have first consent thereto in writing. Notwithstanding the above, it is understood and agreed that Tenant may assign this Lease without Landlord's consent, at any time during the term of this Lease to any parent corporation or wholly owned subsidiary corporation of Tenant or to the surviving corporation in connection with a merger or consolidation or a reorganization or sale between Tenant and any of its subsidiaries, provided, however, Tenant shall notify Landlord of any such assignment. Approval to assign this Lease or sublet all or a part of the Premises, shall not be unreasonably withheld by Landlord and such assignment shall not relieve original Tenant (assignor) of all terms and conditions of this Lease.


                                  ARTICLE 23
                                  ----------
        TENANT'S IMPROVEMENTS, INSTALLATIONS AND ALTERATIONS
        ----------------------------------------------------

23.1 The obligations of Landlord and Tenant relative to the initial design and construction of the Premises (and the building in which the Premises is located) are as set forth in Exhibit C attached hereto.

23.2 Tenant shall fully equip the Premises with all trade fixtures and equipment, lighting fixtures, furniture, furnishings and floor coverings, and any other fixtures and equipment necessary for the proper operation of Tenant's business.

23.3 In the event Tenant engages in the preparation of food or baked goods, Tenant agrees at the Tenant's own expense: (a) to install dry chemical extinguishing devices (such as ansul) approved by the local fire insurance rating organization and Landlord's insurance carriers, and to keep such devices in good working order and repair and regularly serviced under a maintenance agreement as may be required by Landlord or by such fire insurance rating organization or carriers; (b) to keep and maintain all exhaust dusts and filters in a clean condition; (c) to place and Premises Tenant's garbage and refuse; and (d) to install within or without the Premises, as may be required by governing codes, a grease trap of a pattern and make approved in writing by Landlord, and to keep and maintain the same in a clean and sanitary condition and in good working order and repair. In the event Tenant engages in the use, sale or storing of flammable or combustible materials, Tenant agrees to install and maintain similar chemical extinguishing devises referred to in subdivision (a) above. In the event gas is used in the Premises, Tenant agrees to install a proper gas cut-off valve. If Tenant shall fail to install any such devices referred to in this Article and/or to subscribe to the servicing thereof, Landlord shall have the right to enter the Premises to make such necessary installations and charge the cost of same and/or the servicing thereof to Tenant, as additional rent hereunder.

23.4 Tenant may make nonstructural alterations or improvements to the interior of the Premises in a good and workmanlike manner in conformity with all the law, ordinances and regulation of public authorities having jurisdiction thereof. Tenants shall not make any alterations to the foundation, roof, exterior, walls, gutters and downspouts, or any structural portions of the Premises without first obtaining the written consent of Landlord. Any installations and improvements made by Tenant in or about the Premises shall remain the property of Tenant during the term of this Lease; provided, however, that any and all such installations and improvements shall become the property of Landlord and shall remain upon and be surrendered with the Premises as a part thereof at termination of this Lease.

23.5 If during the term of this Lease, or at the termination thereof, Tenant removes any equipment or trade fixtures, Tenant, at its expense, will repair any structural damages, including walls, floors or roof and wall secure any gas, electrical or water hook-ups to the satisfaction of Landlord.


                                  ARTICLE 24
                                  ----------
                           DELIVERY AT END OF LEASE
                           ------------------------

24.1 Any holding over after the expiration of this term or any renewal term shall be construed to be a tenancy from month to month at the rents herein specified, and shall otherwise be on the terms herein specified so far as applicable. However, in the event Tenant continues on a month to month term after the expiration of the Lease, then Tenant shall notify Landlord in writing six (6) months prior of its intention to remain on a month to month basis. Notwithstanding the above, Landlord shall have reasonable access to the Premises during such month to month tenancy.

                                  ARTICLE 25
                                  ----------
                                 FORCE MAJEURE
                                 -------------

25.1 Landlord and/or Tenant, as the case may be, shall be excused for the period of any delay in the performance of any obligations hereunder when prevented from so doing by acts of God, but only to the extent that such events occur prior to the commencement date of this Lease.

                                  ARTICLE 26
                                  ----------
                              BROKER'S COMMISSION
                              -------------------

26.1 Tenant represents and warrants that there are no claims for broker's commissions or finder's fees in connection with the execution of this Lease, except for The Marlis Company, Inc., and Prudential Commercial Services agrees to indemnify Landlord against and hold it harmless from all liabilities arising from any such claim, including any attorney's fees incurred by Landlord.

                                  ARTICLE 27
                                  ----------
                               CORPORATE TENANTS
                               -----------------

27.1 If Tenant is or will be a corporation, the persons executing this Lease on behalf of Tenant hereby covenant and warrant that Tenant is a duly incorporated or duly qualified corporation and is authorized to do business in the State in which the Office Center is located, and that person or persons executing this Lease on behalf of Tenant is an office or are the officers of such Tenant, and that he or they as such officers are duly authorized to sign and execute this Lease.

                                  ARTICLE 28
                                  ----------
                                   RECORDING
                                   ---------

28.1 Tenant shall not record this Lease, but will at the request of Landlord, execute a memorandum thereof in recordable form specifying the date of commencement and expiration of the term of this Lease and other information required by statue. Either Landlord or Tenant may then record said memorandum of Lease.

                                  ARTICLE 29
                                  ----------
                                    NOTICES
                                    -------

29.1 Any notice to be given or served in connection with this Lease shall be in writing and may be served by personal delivery upon the party, or upon a corporate officer thereof, or may be served by certified mail addressed as specified in Sections 1.2 and 1.5 hereof, as appropriate, or to such other addresses as requested by either party in writing. Notices served by mail shall be presumed to have been received three (3) days after mailing. All rent and other payments shall be sent to Landlord's address set forth in Section 1.2 unless Landlord shall direct Tenant otherwise in writing.

                                  ARTICLE 30
                                  ----------
                              GENERAL CONDITIONS
                              ------------------

30.1 Any sum accruing to Landlord and Tenant under the provisions of this Lease which shall not be paid when due shall bear interest at a rate of ten (10%) percent from the date written notice specifying such non-payment is served upon the defaulting party until paid.

30.2 If any term, covenant, condition or restriction of this Lease is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the provisions hereof shall remain in full force and effect and shall in no way be affected thereby.

30.3 Nothing contained in this Lease shall be deemed or construed by the parties hereto or by any third person to create the relationship of principal and agent, or of partnership, or of joint venture, or of any other association between the parties other than that of Landlord and Tenant.

30.4 All reference to the term of this Lease shall include any extension of such term.

30.5 Time is of the essence in the performance of each provision of this Lease.

30.6 The waiver of performance of any covenant, term or condition of this Lease by Landlord or Tenant shall not be construed as a waiver of any subsequent breach of the same covenant, term or condition.

30.7 Any reference to pro rata share contained in this Lease shall be defined as the gross leaseable area of the Premises divided by the gross leaseable area of the Office Center, as shown in Exhibit A, excluding any expansions to the Office Center.

30.8 This Lease, including the Exhibits, Riders and/or Addenda, if any attached hereto, sets forth the entire agreement between the parties hereto or their representatives are merged herein.


                                  ARTICLE 31
                                  ----------
                                    SIGNAGE
                                    -------

31.1 All signage must be approved in writing by the Landlord prior to installation; such approval shall not be unreasonably withheld. All cost shall be at Tenant's sole costs and expense. Tenant shall be granted major identity of its company name subject to approval by any regulatory agency.

                                  ARTICLE 32
                                  ----------
                             INTERIOR IMPROVEMENTS
                             ---------------------

32.1 Landlord shall construct and improve the Premises at Landlord's sole cost and expense as detailed on Exhibit "A".


IN WiTNESS WHEREOF, the Landlord and Tenant have caused this Lease to be signed as of the day and year first above written.

                                         LANDLORD:
WITNESS TO LANDLORD:                     D1D2, LLC

                                         /s/                          Member
---------------------------------        ------------------------------------

                                         /s/                          Member
---------------------------------        ------------------------------------

WITNESS TO TENANT:                       TENANT:
/s/ Lisa A. Smith                        U.S.Auctions, Inc.
---------------------------------
                                         /s/                        President
_________________________________        ------------------------------------

_________________________________        ____________________________________

                                   EXHIBIT A
                                   ---------

              Architectural drawing by Michael Griffin, Architect,
             of the proposed New Office Tenant Space at Rte. 278,
          Blufften, Beaufert, S.C., in the Plantation Business Park,
                                dated 10/2/97

                                   EXHIBIT B
                                   ---------

                         GENERAL RULES AND REGULATIONS
                         -----------------------------

1. The sidewalks, entrances, passages, courts, vestibules, corridors, halls, delivery alleys and courtyards shall not be obstructed or encumbered by any Tenant or used for any purpose other than ingress and egress to and from the respective Premises (with the exception of authorized "kiosks"), without the prior written consent of Landlord.

2. No awnings or other projections shall be attached to the outside walls of the building without the prior written consent of Landlord. No curtains, blinds, shades or screens shall be attached to or hung in, or used in connection with any window or door of the respective Premises, without prior written consent of Landlord.

3. No sign, signal, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by any Tenant on any part of the outside of the respective Premises, without the prior written consent of Landlord. In the event of the violation of the foregoing by any Tenant, Landlord may remove same without any liability and may charge any expense incurred in such removal to the Tenants violating this rule.

4. The sashes, sash doors, skylights, windows and doors that reflect or admit light and air shall not be covered or obstructed by any Tenant, nor shall any bottles, parcels or other articles by placed on the windowsills.

5. No show cases, sales tables, merchandise displays, signs or other articles shall be put in front of or affixed to any part of the exterior of the building, nor placed in the halls, common passageways, corridors or vestibules without prior written consent of Landlord.

6. The water and wash closets and other plumbing fixtures shall not be used for any purpose other than those for which they were constructed and no sweepings, rubbish, rags or other substances shall be thrown therein. All damages resulting from any misuse of the fixtures shall be borne by the Tenant who (or whose servants, employees, agents, visitors or licensees) shall have caused the same.

7. No Tenant shall cause or permit any unusual or objectionable odors to be produced upon or released from the respective Premises.

8. No Tenant shall make, or permit to be made, any unseemly or disturbing noises or disturb or interfere with occupants of the Office Center or those having businesses within them, whether by the use of any musical instrument, amplified sound, unmusical noise, whistling, or singing, or in any other way. No Tenant shall throw anything out of the doors, windows or skylights down the passageways.

9. No Tenant, nor any of Tenant's servants, employees, agents, visitors or licensees, shall at any time bring or keep in the respective Premises any flammable, combustible or explosive fluid, chemical or substance.

10. Each Tenant must, upon the termination of his tenancy, restore to Landlord all keys of Premises, offices, and toilet rooms either furnished to or otherwise procured by Tenant, and in the event safes, closets and other lockable permanent fixtures are installed in the respective Premises, give all keys or combinations thereto to Landlord at the termination of the Lease.

11. The respective Premises shall not be used for lodging or sleeping or for any immoral or illegal purpose.

12. All boxes must be broken down before being placed in dumpsters. All plastic bags, wrapping paper, loose materials, etc. must be secured in boxes or tied in bags prior to emptying into dumpster.

13. The requirements of each Tenant will be attended to only upon application to the Landlord or operations manager. Landlord's employees shall not perform any work or do anything outside of their regular duties, unless under special instructions from Landlord or operations manager.

14. Canvassing, soliciting and distribution of handbills other than in the respective Premises is prohibited and each Tenant shall cooperate to prevent the same.

15. There shall not be used in any space, or in the public halls of the building, either by any Tenant or by jobbers or others, in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires.

STATE OF SOUTH CAROLINA    )
                               LEASE MODIFICATION AGREEMENT
COUNTY OF BEAUFORT         )


     THIS AGREEMENT, made and entered into this 24/th/ day of July 1998 by and between D1D2, LLC (hereinafter referred to as "Landlord"); and U.S.Auctions, Inc. (hereinafter referred to as "Tenant").

     WHEREAS, Landlord and Tenant entered into a Lease on the 24/th/ day of July, 1998; and

     WHEREAS, Tenant currently leases 19,840 square feet of space on lots 8-10, Plantation Business Park, Bluffton, SC; and

     WHEREAS, said Lease Agreement between Landlord and Tenant shall be modified upon the full execution of this agreement by both parties; and

     NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, it is agreed as follows:

     1. Tenant shall have the option to terminate the Lease anytime after the sixtieth (60/th/) month of the lease term by giving the Landlord three months written notice of said termination. In the event Tenant elects to terminate the Lease, then Tenant hereby agrees to pay Landlord a fee equivalent to three (3) months of it's existing minimum base rental (including Tenant's pro-rata share of common area maintenance, real estate taxes and insurance) at the time of delivering such written notice to Landlord.

     THIS LEASE MODIFICATION AGREEMENT contains the entire agreement between the parties and cannot be changed or terminated except by a written instrument subsequently executed by the parties hereto.

     IN WITNESS WHEREOF, the parties have executed this Termination Agreement the day and year first above written.

                                         LANDLORD:
WITNESSES:                               D1D2, LLC

                                         /s/                          Member
___________________________              -----------------------------------
                                         /s/                          Member
___________________________              -----------------------------------

WITNESSES:                               TENANT:
/s/ Lisa A. Smith                        U.S.Auctions, Inc.
---------------------------
                                         /s/                       President
___________________________              -----------------------------------

___________________________              ___________________________________

   STATE OF SOUTH CAROLINA   )
                             )  LEASE MODIFICATION AGREEMENT
   COUNTY OF BEAUFORT        )


        THIS LEASE MODIFICATION AGREEMENT ("Agreement"), is made and entered into this 19/th/ day of July, 1999 by and between D1D2, LLC ("Landlord"); and U.S. AUCTIONS, INC. ("Tenant").

        WHEREAS, Landlord and Tenant entered into a Lease on the 24th day of July, 1998; in which Landlord let, and Tenant leased, 19,840 square feet of space on lots 8-10, Plantation Business Park, Bluffton, South Carolina ("Lease"); and

        WHEREAS, the Landlord and Tenant wish to amend the Lease as set forth below; and

        NOW THEREFORE, for valuable consideration, the receipt and legal sufficiency of which is hereby acknowledged by both parties, it is agreed as follows:

        1.   Incorporation of Lease - All terms, conditions, and obligations of
             ----------------------
the Lease are incorporated herein as restated. All capitalized terms herein shall have the meanings defined in the Lease. In the event of any conflict between the lease and this Agreement, the terms of this Agreement shall prevail. The parties hereby ratify and reaffirm the Lease as amended by this Agreement.

        2.   Rent Modification - Section 1.13 of the Lease sets forth the
             -----------------
Minimum Guaranteed Rental Rate. The Minimum Guaranteed Rental Rate for the Lease Term is revised as follows:

             Year 1:    $299,584.00 Annual Rent
             Year 2:    $334,998.40 Annual Rent
             Year 3:    $340,454.40 Annual Rent
             Year 4:    $345,910.40 Annual Rent
             Year 5:    $351,366.40 Annual Rent
             Year 6:    $356,822.40 Annual Rent
             Year 7:    $362,278.40 Annual Rent
             Year 8:    $367,734.40 Annual Rent
             Year 9:    $373,190.40 Annual Rent
             Year 10:   $378,646.40 Annual Rent

     Additionally, Section 4.1 of the Lease is hereby deleted and substituted with the following text:

          The Minimum Guaranteed Rental Rate set forth in Section 1.13 shall be payable in equal monthly installments in advance on the first day of each full calendar month during the Lease Term without any setoff, deduction or prior demand whatsoever. If Tenant fails to pay any rental monthly installment within ten (10) days after said installment Is due, Tenant shall be obligated to pay a late payment charge equal to ten percent (10%) of said monthly rental installment. In addition, any monthly rental installment which is not paid within ten (10) days after the same is due shall bear interest at the rate of twelve percent (12%) from the first day due until paid.

          Not withstanding the preceding, the monthly rental installments due from July, 1999 through December, 2000, inclusive, shall be $22,771.91. Said monthly rental installment is equal to the $74,896.00 balance owed to Landlord for calendar year 1999 rent plus the amount owed for calendar year 2000 Annual Rent divided by eighteen.

     3.   Security Deposit - The following text shall be added to the Lease as a
          ----------------
          new Article 31:

          Security Deposit - Tenant shall deposit with Landlord the sum of TWENTY-TWO THOUSAND SEVEN HUNDRED SEVENTY ONE 91/100 DOLLARS (22771.91) as a security deposit ("Security Deposit"). The Security Deposit shall not bear interest to Tenant and shall be security for the payment and performance of the obligations, covenants, conditions and agreements in this Lease. The Security Deposit shall not constitute an advance payment of any amounts owed by Tenant under this Lease, or a measure of damages to which Landlord shall be entitled upon a breach of this Lease by Tenant or upon termination of this Lease. Landlord may without prejudice to any other remedy, use the Security Deposit to the extent necessary to remedy any default in the payment of any Rent installment or any other amounts due to Landlord under this Lease, or to satisfy any other obligation of Tenant. In the event Landlord uses any or all of the Security Deposit to remedy any Tenant default, Tenant shall promptly restore the Security Deposit to its original amount. If Landlord transfers its interest in the leased premises during the Term, Landlord may assign the Security Deposit to Its transferee who shall become obligated to the tenant for its return pursuant to the terms of this Lease, and thereafter Landlord shall have no further liability for the return of the Security Deposit. So long as Tenant is not in default of any of the provisions of this Lease, Landlord agrees to accept the payment of the Security Deposit in six (6) equal monthly installments of FOUR THOUSAND ONE HUNDRED SIXTY 80/100 DOLLARS ($4,160.89) each, due on the first day of each calendar month beginning July, 1999 through December, 1999.


     4.   Application of Rents After Tenant Default - The following shall be
          -----------------------------------------
added to the Lease as a new Section 18.3:

          All rents received by Landlord in any reletting after Tenant's default shall be applied first to payment of such expenses as Landlord may have incurred in recovering possession of the Leased Premises and in reletting the same, including brokerage fees, second to the payment of any costs and expenses incurred by Landlord either for making the necessary repairs to fit the Leased Premises for reletting or in curing a default on the part of the Tenant of any covenant or condition herein. The remaining rent shall then be applied toward the payment of the Minimum Guaranteed Rental Rate for the remaining term of this Lease, together with interest and penalties as set forth above, and Tenant expressly agrees to pay any deficiency then remaining. Landlord shall in no event be liable in way whatsoever for Landlord's failure to relet the Lease Premises and Landlord, at its option, may refrain from terminating Tenant's right of possession, and in such case may enforce against Tenant the provisions of this Lease for the fall Lease Term.

          IN WITNESS WHEREOF, the parties have executed this Agreement on the day set forth above.


                                           LANDLORD:
WITNESSES:                                 D1D2, LLC

__________________________________         By:______________________________

                                           Its:             Member
__________________________________             -----------------------------

WITNESSES:                                 TENANT:
                                           U.S.Auctions, Inc.

__________________________________         By:______________________________
                                           Its:             Secretary
__________________________________             -----------------------------

                               GUARANTY OF LEASE
                               -----------------

     THIS GUARANTY OF LEASE ("Guaranty") made this 19/th/ day of July, 1999, by MILLIONAIRE.COM, INC. a Nevada corporation ("Guarantor") in favor of D1D2, LLC a South Carolina Limited Liability Company, ("Landlord").

                                  WITNESSETH:

     WHEREAS, Landlord has entered into a Lease Agreement ("Lease") dated July 25, 1998 as amended, with U.S. Auctions, Inc. ("Tenant"), which Lease demises certain Leased Premises known as Lots 8 and 10, mailing address 18 Plantation Business Park Drive, Plantation Business Park, Bluffton, South Carolina 29910 located in the County of Beaufort, State of South Carolina ("Shopping Center");

     WHEREAS, Guarantor has a financial interest in Tenant, and Landlord agreed to amend the Lease in partial consideration of the execution and delivery of this Guaranty; and

     WHEREAS, Guarantor has examined the Lease and is fully cognizant of the covenants, conditions, and agreements contained in it, and its obligations under this Guaranty with respect to the Lease.

     NOW, THEREFORE, KNOW ALL PERSONS BY THESE PRESENTS that in consideration of the premises and the sum of One Dollar and No/100 ($1.00) paid by Landlord to Guarantor, the receipt and legal sufficiency of which is hereby acknowledged, Guarantor agrees as follows:

I. Guaranty.  Guarantor hereby unconditionally guarantees to Landlord the full
   --------
   and prompt performance and observance of all covenants, conditions, and agreements provided in the Lease to be performed and observed by Tenant, its successors and assigns.

2. No Release By Waiver.  Guarantor agrees that its obligations under this
   --------------------
   Guaranty shall not be terminated, reduced, or affected in any way by reason of the assertion by Landlord against Tenant of any right or remedy for the enforcement of the obligations of Tenant under the Lease, or by reason of the waiver by Landlord of, or its failure to enforce, any of the terms, covenants, or conditions of the Lease, or the granting of any indulgence or extension of time to Tenant. Guarantor waives notice of any of the foregoing and of default by Tenant in payment of rent, and any other sum of money required to be paid under the Lease, and breach by Tenant of any covenant, condition, or agreement contained in the Lease. Guarantor further agrees that its obligations hereunder shall apply with full force and effect to any amendment, renewal, or extension of the Lease, even though made without notice thereof to Guarantor.

3. Primary Obligation. Guarantor agrees that its liability under this Guaranty
   ------------------
   shall be primary. Regarding any right of action which shall accrue to Landlord under the Lease, Landlord may at its option proceed against Guarantor without having commenced any action or having obtained any judgment against Tenant. Guarantor waives any and all defenses available to it in connection with the enforcement of the Guaranty, including, but not limited to, the right to require pursuit of any remedies against Tenant, or any other person, or that resort be had to any security or to any balance of any account or credit, before pursuit against Guarantor under this Guaranty.

4. Binding Effect. This Guaranty shall be binding upon Guarantor, its successors
   --------------
   and assigns, and shall inure to the benefit of Landlord, its successors and assigns.

5. Severability. Should any provision of this Lease be void or become
   -----------
   unenforceable at law or in equity, the remaining provisions hereof shall remain in full force and effect.

6. Governing Law.  This Lease shall be governed by the laws of the State of
   -------------
   South Carolina.

7. Legal Costs.  Tenant and Landlord agree that all costs, including reasonable
   -----------
   attorney's fees, of any legal action or suit in law or equity arising out of the mutual covenants, promises and agreements of this Lease, shall be paid by the unsuccessful party to such legal action.


     IN WITNESS WHEREOF, the parties have executed this Agreement on the day set forth above.


                                       LANDLORD:
WITNESSES:                             D1D2, LLC

/s/                                    By:              /s/
--------------------------------          -----------------------------------
/s/                                    Its:            Member
--------------------------------           ----------------------------------

                                       GUARANTOR
WITNESSES:                             MILLIONAIRE.COM, INC.

/s/                                    By:              /s/
--------------------------------          -----------------------------------
/s/                                    Its:          Secretary
--------------------------------           ----------------------------------

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